SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 16, 1999




                                   IMMUCOR, INC.
             (Exact Name of Registrant as Specified in its Charter)




 Georgia                           0-14820                           22-2408354
(State or Other                  (Commission                   (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)




3130 Gateway Drive, Norcross, Georgia                                     30091
(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code:              (770) 441-2051
                                                     --------------------------




                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

         On April 16, 1999 the Board of Directors of Immucor, Inc. (the "Company") declared a dividend of one common stock purchase right (a "Right") for each outstanding share of common stock of the Company (the "Common Stock"). The dividend is payable to holders of record at the close of business on April 20, 1999 (the "Record Date") of the Company's Common Stock, and with respect to Common Stock issued thereafter until the Distribution Date (defined below) and, in certain circumstances, with respect to Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one share of Common Stock (the "Common Stock") at a purchase price of $45.00 per share(the "Purchase Price"), subject to adjustment. A description of and the terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and EquiServe Trust Company, N.A. (the "Rights Agent"), dated as of April 16, 1999.

         The distribution of the Rights coincides with the expiration of similar common stock purchase rights more fully described in that certain Shareholder Rights Plan adopted by the Company on April 7, 1989, and which is an exhibit to the Company's 8-K filed with the Securities and Exchange Commission on September 15, 1992.

         Initially, the Rights will be attached to all certificates representing Common Stock then outstanding and no separate Right Certificates will be distributed. Also, the Rights initially will not be tradable separate from the Common Stock. The Rights will become exercisable and will separate from the Common Stock upon the earlier of (i) ten days after a Person or group of affiliated Persons acquire ownership of 20% or more of the outstanding Common Stock (unless such acquisition is approved by the Board of Directors); or (ii) ten business days after a tender offer or an announcement of an intention to make a tender offer that would result in a Person or group owning 20% or more of the outstanding Common Stock. At such time, separate Rights Certificates shall be distributed (the "Distribution Date"). A Person or group who acquires 20% or more of the Common Stock without the approval of the Board of Directors is referred to as an "Acquiring Person".

         Until the Distribution Date (or until the Board of Directors redeems the Rights or the Rights expire), (i) the Rights will be evidenced by the Common Share certificates and will be transferred with and only with such Common Share certificates, (ii) new Common Share certificates issued after the Record Date will contain a legend referencing the Rights Agreement, and (iii) the surrender or transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 20, 2009, unless earlier redeemed or exchanged by the Company as described below. As soon as practicable after the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and thereafter the separate Right Certificates alone will evidence the Rights.

         In the event any Person becomes an Acquiring Person (except with the approval of the Board of Directors, and except (in certain circumstances) for persons who inadvertently become Acquiring Persons), each holder of a Right will thereafter have the right to receive, upon exercise, an amount of Common Stock having a value equal to two times the Purchase Price. Further, after any Person becomes an Acquiring Person, in the event (i) the Company consolidates, or merges with the Acquiring Person, and the Company is not the surviving corporation, (ii) an Acquiring Person engages in a share exchange, consolidation or merger with the Company where the Company is the surviving corporation, or
(iii) 50% or more of the Company's assets or earning power is sold or transferred in a single transaction or series of transactions, then each holder of a Right will thereafter have the right to receive, upon exercise, common stock of the Acquiring Person having a value equal to two times the Purchase Price. The events set forth in this paragraph are referred to as the "Triggering Events." However, following the occurrence of any Triggering Event, all Rights that are owned by any Acquiring Person will be null and void, and the Acquiring Person will have no right to purchase Common Stock thereunder or to receive any securities or other property of an Acquiring Person; and any such Rights shall remain null and void, even if transferred to a person who is not an Acquiring Person.

         The number of Rights outstanding, the Purchase Price payable and the amount of Common Stock issuable upon exercise of the Rights are subject to adjustments from time to time to prevent dilution in the event of certain changes in the shares of the Company, such as a stock split. The Company may determine not to issue fractional shares, and in lieu thereof, an adjustment in cash (or other property) will be made based on the market value of the Common Stock.

         In general, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (subject to adjustment), at any time prior to the earlier to occur of (i) the close of business ten days following the date a Person first becomes an Acquiring Person or (ii) the expiration of the Rights. Immediately after the Board of Directors redeems the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

         At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the then outstanding and exercisable Rights (other than Rights owned by an Acquiring Person, which will have become null and void), in whole or in part, for Common Stock, each Right being exchangeable for one Common Share.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         With the consent of the Rights Agent, any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with other provisions contained in the Rights Agreement, (iii) shorten or lengthen any time periods under the Rights Agreement (except to make the Rights redeemable at a time when they are not then redeemable), but generally only for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than the Acquiring Person and its Associates and Affiliates).

         Certain decisions involving the administration of the Rights and the Rights Agreement require both the existence of continuing directors and the approval of at least a majority of such directors. Continuing directors are members of the board of directors who were directors prior to a Triggering Event or such time as a Person is deemed to be an Acquiring Person, and who continue as directors after such time.

         The Rights have certain anti-takeover effects. The Rights, if exercised, would cause substantial dilution to a Person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. Accordingly, the existence of the Rights may deter certain acquirors from making takeover proposals or tender offers. However, the Rights Agreement is designed to help ensure that the Company's shareholders receive fair and equal treatment in the event of any proposed takeover of the Company, and that the Board of Directors has sufficient time to evaluate any proposed transaction and, if in the best interests of the Company, to explore alternative value-enhancing transactions. The dividend of the Rights is not in response to any specific takeover threat or proposal.

         Until separate Rights Certificates are issued, a copy of the Rights Agreement will be available to registered holders of the Common Stock upon written request free of charge from the Company. After the Rights Certificates are issued, a copy of the Rights Agreement will be filed with the Securities and Exchange Commission. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Exhibits.

Exhibit
Number   Description

1. Rights Agreement dated as of April 16, 1999 between the Company and EquiServe Trust Company, N.A. as Rights Agent.

2. Letter to the Company's stockholders dated April 16, 1999 announcing the declaration of the Rights.

3. Summary of Rights to Purchase Preferred Stock sent to the Company's stockholders on April 16, 1999.

4.       Press Release dated April 16, 1999.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IMMUCOR, INC.
                                  (Registrant)


                                               By:  /s/ Edward L. Gallup
                                                    Edward L. Gallup, President
Dated:      April 19, 1999



                                INDEX TO EXHIBITS


Exhibit
Number   Description

1. Rights Agreement dated as of April 16, 1999 between the Company and EquiServe Trust Company, N.A. as Rights Agent.

2. Letter to the Company's stockholders dated April 16, 1999 announcing the declaration of the Rights.

3. Summary of Rights to Purchase Preferred Stock sent to the Company's stockholders on April 16, 1999.

4.       Press Release dated April 16, 1999.

Exhibit 1




                                  IMMUCOR, INC.

                                       and

                          EQUISERVE TRUST COMPANY, N.A.

                                 as Rights Agent







                          Shareholder Rights Agreement


                           Dated as of April 16, 1999

                                Table of Contents


Section  Page

1.       Certain Definitions..................................................1

2.       Appointment of Rights Agent..........................................5

3.       Issue of Rights Certificates.........................................5

4.       Form of Rights Certificates..........................................6

5.       Countersignature and Registration....................................7

6.       Transfer, Split Up,  Combination and  Exchange of Rights Certificates;
         Mutilated, Destroyed, Lost or Stolen Rights Certificates.............7

7.       Exercise of Rights; Purchase Price; Expiration Date of Rights........8

8.       Cancellation and Destruction of Rights Certificates..................9

9.       Reservation and Availability of Capital Stock.......................10

10.      Record Date for Securities Issued Upon Exercise.....................11

11.      Adjustment of Purchase Price, Number and Kind of Shares or Number of
         Rights..............................................................11

12.      Certificate of Adjusted Purchase Price or Number of Shares..........18

13.      Consolidation, Merger or Sale or Transfer of Assets or Earning
         Power...............................................................18

14.      Fractional Rights and Fractional Shares.............................21

15.      Rights of Action....................................................21

16.      Agreement of Rights Holders.........................................22

17.      Rights Certificate Holder Not Deemed a Shareholder..................22

18.      Concerning the Rights Agent.........................................22

19.      Merger or Consolidation or Change of Name of Rights Agent...........23

20.      Duties of Rights Agent..............................................23

21.      Change of Rights Agent..............................................25

22.      Issuance of New Rights Certificates.................................25

23.      Redemption and Termination..........................................26

24.      Exchange............................................................27

25.      Notice of Certain Events............................................28

26.      Notices.............................................................29

27.      Supplements and Amendments..........................................29

28.      Successors..........................................................30

29.      Determinations and Actions by the Board of Directors, etc...........30

30.      Benefits of this Agreement..........................................30

31.      Severability........................................................30

32.      Governing Law.......................................................31

33.      Counterparts........................................................31

34.      Descriptive Headings................................................31

35.      Establishment of Fund for Continuing Directors .....................31

Exhibit A.........- Form of Rights Certificate

                          SHAREHOLDER RIGHTS AGREEMENT

         SHAREHOLDER RIGHTS AGREEMENT, dated as of April 16, 1999 (this "Agreement"), between IMMUCOR, INC., a Georgia corporation (the "Company"), and EQUISERVE TRUST COMPANY, N.A., a national banking association (the "Rights Agent").

                                   WITNESSETH

         The Company previously adopted a shareholder rights plan on April 7, 1989 (the "1989 Rights Plan"). The 1989 Rights Plan provides that the Rights created thereunder would expire upon the Close of Business, April 20, 1999. Therefore, the Company adopts this Agreement as of the date hereof to take effect upon the expiration of the 1989 Rights Plan.

1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

                  (a) "Acquiring Person" shall mean any Person or group of Persons acting together, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, who or which, together with all Affiliates and Associates of such Person(s), shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, or (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company acting in accordance with and for or pursuant to the terms of any such plan. Not withstanding the foregoing, no Person shall be deemed to be an "Acquiring Person" either (i) as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportional number of shares beneficially owned by such Person together with all Affiliates and Associates of such Person; except that if

                           (A) a Person would become an Acquiring Person but for
                  the operation of this subclause (i)) as a result of the acquisition of Common Stock by the Company, and

                           (B) after such share acquisition by the Company, such
                  Person or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Stock, then such Person shall be deemed an Acquiring Person unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person of less than 20% of the then outstanding shares of Common Stock, or (ii) if within 8 days after such Person would otherwise have become an Acquiring Person (but for the operation of this subclause (ii)), such Person notifies the Board of Directors that such Person did so inadvertently and within 2 days after such notification, such Person is the Beneficial Owner of less than 5% of the outstanding shares of Common Stock.

                  (b) "Act" shall mean the Securities Act of 1933, as amended.

                  (c)  "Adjustment  Shares"  shall have the meaning set forth in
Section 11(a)(ii) hereof.

                  (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the "Exchange Act").

                  (e) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                  (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (B) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(a)(i) hereof in connection with an adjustment made with respect to any Original Rights;

                  (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (e)) or disposing of any voting securities of the Company.

         Notwithstanding anything in this definition of Beneficial Owner to the contrary, a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities acquired by participation in good faith in a firm commitment underwriting by a Person engaged in business as an underwriter of securities until the expiration of forty days after the date of such acquisition; (B) securities which such Person or any of such Person's Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of his Affiliates or Associates) if such agreement has been approved by a majority of the Continuing Directors of the Company prior to such Person's becoming an Acquiring Person; and (C) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; nor shall any officer, director or employee of the Company or a subsidiary of the Company be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of any securities that are "beneficially owned" including, without limitation, in a fiduciary capacity, by the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of such plan or by any other such officer, director or employee of the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of such plan.

                  (f) "Board" shall mean the Board of Directors of the Company.

                  (g)  "Business  Day" shall mean any day other than a Saturday,
Sunday  or  a  day  on  which  banking   institutions  in  the  Commonwealth  of
Massachusetts are authorized or obligated by law or executive order to close.

                  (h) "Close of Business" on any given date shall mean 5:00 P.M. Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M. Eastern time, on the next succeeding Business Day.

                  (i) "Common Stock" shall mean the common stock, $0.10 per share par value, of the Company, except that "Common Stock" or "common stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of such Person.

                  (j) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

                  (k) "Continuing Director" shall mean (i) any member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the earlier to occur of (x) a Triggering Event and (y) a Person becoming an Acquiring Person, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

                  (l) "Company" shall mean Immucor, Inc., a Georgia corporation, until a successor corporation shall have become such or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder, pursuant to the applicable provisions of this Plan, and thereafter "Company" shall mean such successor corporation or Principal Party.

                  (m) "Current Market Price" shall have the meaning set forth in
Section 11(d) hereof.

                  (n)  "Current  Value"  shall  have the  meaning  set  forth in
Section 11(a)(iii) hereof.

                  (o)  "Distribution  Date"  shall have the meaning set forth in
Section 3(a) hereof.

                  (p) "Equivalent Common Stock" shall have the meaning set forth in Section 11(b) hereof.

                  (q) "Exchange Act" shall have the meaning set forth in Section 1(d) hereof.

                  (r)  "Expiration  Date"  shall have the  meaning  set forth in
Section 7(a) hereof.

                  (s) "Fair  Value  Offer"  shall have the  meaning set forth in
Section 11(a)(ii)(A) hereof.

                  (t) "Final Expiration Date" shall mean the Close of Business on April 20, 2009.

                  (u)  "Original  Rights"  shall have the  meaning  set forth in
Section 1(e)(i) hereof.

                  (v) "Person" shall mean any individual, firm, corporation, partnership, unincorporated association, syndicate or other entity.

                   (w) "Plan" shall mean this Shareholder Rights Plan as originally adopted or as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

                  (x)  "Principal  Party"  shall have the  meaning  set forth in
Section 13(b) hereof.

                  (y)  "Purchase  Price"  shall  have the  meaning  set forth in
Section 4(a) hereof.

                  (z) "Record Date" shall mean April 20, 1999.

                  (aa)  "Redemption Price" shall have the meaning set forth in
Section 23(a).

                  (bb) "Right" shall mean the right to purchase one share of Common Stock (subject to adjustment) as provided herein.

                  (cc) "Rights Agent" shall have the meaning set forth in the introductory language to this Agreement.

                  (dd) "Rights Certificates" shall have the meaning set forth in
Section 3(a) hereof.

                  (ee) "Rights Dividend Effective Date" shall mean April 20, 1999, the effective date of the dividend of one Right for each outstanding share of Common Stock that the Board declared payable to holders of record of Common Stock on the close of business on the Record Date.

                  (ff) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii) hereof.

                  (gg) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii)hereof.


                  (hh) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.


                  (ii) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

                  (jj) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such without the consent of the Board.

                  (kk) "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

                  (ll) "Substitute Consideration" shall have the meaning set forth in Section 11(a)(iii) hereof.

                  (mm) "Substitution Period" shall have the meaning set forth in
Section 11(a)(iii) hereof.

                  (nn) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

                  (oo) "Triggering Event" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

         2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall not event be liable for, the acts or omissions of any such co-Rights Agent.

         3.  Issue of Rights Certificates.

                  (a) Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding (the earlier of (i) and (ii), as either of such periods may be extended pursuant to the provisions of Section 27 hereof, being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

                  (b) With respect to certificates for the Common Stock outstanding as of the Rights Dividend Effective Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

                  (c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Rights Dividend Effective Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially similar to the following:

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in that certain Shareholder Rights Agreement between Immucor, Inc. (the "Company") and EquiServe Trust Company, N.A. (the "Rights Agent") dated as of April 16, 1999, as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor.

         Rights issued to or held by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

         With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

         4.  Form of Rights Certificates.

                  (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Rights Dividend Effective Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

                  (b) Any Rights  Certificate issued pursuant to Section 3(a) or
Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

         The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

         5.  Countersignature and Registration.

                  (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company, and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

         6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

                  (a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a Triggering Event, or other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the principal office or offices of the Rights Agent designated for such purpose. Neither the Company nor the Rights Agent shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

                  (b) Upon receipt by the Company or the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company or the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

         7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

                  (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof or
(iii) the time at which the Rights are exchanged as provided in Section 24 hereof (the earlier of (i), (ii) and (iii) being herein referred to as the "Expiration Date").

                  (b) The Purchase Price for each share of Common Stock issued pursuant to the exercise of a Right shall initially be $45.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

                  (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Common Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(j) hereof, thereupon promptly (i)
(A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent depository receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Company will direct the depository agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares of Common Stock in accordance with Section 14 hereof, (iii) after receipt of such certificates or depository receipts for shares of Common Stock, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made (x) in cash or by certified check, cashier's check or bank draft payable to the order of the Company or (y) if the Board so determines, by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of shares of Common Stock equal to the then Purchase Price divided by the closing price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the Trading Day immediately preceding the date of such exercise. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution, if and when appropriate. The Company reserves the right to require, prior to the occurrence of a Section 11(a)(ii) Event or a
Section 13 Event, that upon exercise of any Rights, an appropriate number of Rights be exercised so that any Common Stock issuable hereunder shall only be issued as whole shares.
                  (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after such Acquiring Person becomes such, or (iii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees of an Acquiring Person hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, upon surrender to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         9. Reservation and Availability of Capital Stock.

                  (a) The Company shall use reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) or out of its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) So long as the shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) issuable and deliverable upon the exercise of the Rights are listed on any national securities exchange or automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or system upon official notice of issuance upon such exercise.

                  (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a
Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with
Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety
(90) days after the date set forth in clause (i) of the first  sentence  of this
Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

                  (d) The Company shall take all such action as may be necessary to ensure that all shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares and of such other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and that all shares shall be fully paid and non-assessable.

                  (e) The Company shall pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for shares of Common Stock (or other securities, as the case may be) issued upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of shares of Common Stock (or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of shares of Common Stock (or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         10. Record Date for Securities Issued Upon Exercise. Each Person in whose name any certificate for a number of shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Common Stock (or the number and kind of other securities, as the case may be) issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock (or the number and kind of other securities, as the case may be) which, if a Right had been exercised immediately prior to such time and at a time when the Common Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

                  (ii)  In the event:

                                    (A) any Acquiring Person or any Associate or
                           Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly,
                           (1) shall merge into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination and the Common Stock of the Company shall remain outstanding and unchanged, (2) shall, in one transaction or a series of transactions, transfer any assets to the Company or to any of its Subsidiaries in exchange (in whole or in part) for shares of Common Stock, for shares of other equity securities of the Company, or for securities exercisable for or convertible into shares of equity securities of the Company (Common Stock or otherwise) or otherwise obtain from the Company, with or without consideration, any additional shares of such equity securities or securities exercisable for or convertible into shares of such equity securities (other than pursuant to a pro rata distribution to all holders of Common Stock), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from or with (as the case may be) the Company or any of its Subsidiaries, assets on terms and conditions less favorable to the Company than the Company would be able to obtain in arm's length negotiation with an unaffiliated third party, other than pursuant to a transaction set forth in Section 13(a) hereof, (4) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of in one transaction or a series of transactions, to, from or with (as the case may be) the Company or any of the Company's Subsidiaries (other than incidental to the lines of business, if any, engaged in as of the date hereof between the Company and such Acquiring Person or Associate or Affiliate) assets having an aggregate fair market value of more than $3,000,000, other than pursuant to a transaction set forth in Section 13(a) hereof, (5) shall receive any compensation from the Company or any of the Company's Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or its Subsidiaries') past practices, or (6) shall receive the benefit, directly or indirectly (except proportionately as a shareholder and except if resulting from a requirement of law or governmental regulation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries, or

                                    (B) any Person (other than the Company,  any
                           Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, at any time after the Rights Dividend Effective Date, without the consent of a majority of the Continuing Directors, shall become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, other than pursuant to any transaction set forth in Section 13(a) hereof, or pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person Becomes an Acquiring Person, at least a majority of the Continuing Directors) to be (a) at a price which is fair to shareholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its shareholders, or

                                    (C)   during   such  time  as  there  is  an
                           Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries, other than a transaction or transactions to which the provisions of Section 13(a) apply (whether or not with or into or otherwise involving an Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries which is directly or indirectly beneficially owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person,

         then, promptly following five (5) days after the date of the occurrence of an event described in Section 11(a)(ii)(B) hereof and promptly following the occurrence of any event described in Section 11(a)(ii)(A) or (C) hereof, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise of a Right at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of shares of Common Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying (1) the then current Purchase Price by (2) the then number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares"),

                  (iii) In the event that the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess, being referred to as the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares of preferred stock which the Board has deemed to have the same value as shares of Common Stock (such shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company,
         (5) other assets, or (6) any combination of the foregoing (whichever substituted, the "Substitute Consideration"), having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors) based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23 expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then subject to subsection (k) hereof the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring person, at least a majority of the Continuing Directors) shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty
         (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this
         Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

                  (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privileges and preferences as the shares of Common Stock ("Equivalent Common Stock")) or securities convertible into Common Stock or Equivalent Common Stock at a price per share of Common Stock or per share of Equivalent Common Stock (or having a conversion price per share, if a security convertible into Common Stock or Equivalent Common Stock) less than the Current Market Price per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or Equivalent Common Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or Equivalent Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be conclusive for all purposes. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

                  (d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (i) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (ii) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the Record Date for such subdivision, combination or reclassification, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be conclusive for all purposes. The Current Market Price of any fraction of a share of Common Stock hereunder shall be determined by multiplying the Current Market Price per share of Common Stock, determined in accordance with this paragraph, by such fraction.

                  (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

                  (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 11(a), (b),
(c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth) obtained by
(i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. In that event, each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment; and each Right held of record prior to such adjustment of that number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. All costs associated with such adjustments, including without limitation any taxes required to be paid on account of such adjustment, shall be borne by the Company. Rights Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the shares issuable upon the exercise of the Rights, the Rights
Certificates theretofore and thereafter issued may continue to express the Purchase Price per share of Common Stock and the shares of Common Stock which were expressed in the initial Rights Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Purchase Price.

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such shareholders.

                  (n) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors)), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                  (o) After the Distribution Date, the Company shall not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Effective Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 hereof, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

         12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

         13.  Consolidation,  Merger or Sale or  Transfer  of Assets or  Earning
Power.

                  (a) In the event that, during such time as there is an Acquiring Person, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors)) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors))(each of the events described in (x), (y), and (z) above being hereinafter referred to as a "Section 13 Event"), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of shares of Common Stock (or, if applicable, preferred stock) for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the Current Market Price per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

                  (b) "Principal Party" shall mean:

                  (i) in the case of any transaction  described in clause (x) or
         (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

                  (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

                  (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Paragraphs (a) and (b) of this
Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this
Section 13, the Principal Party:

                  (i) will prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

                  (ii) will use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and

                  (iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

                  (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction has been approved by the Board; provided, however, if the Board approves such transaction, then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors or (ii)(A) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock described in the clause of Section 11(a)(ii)(B) hereof that begins, "other than ..." (or a wholly owned subsidiary of any such Person or Persons), (B) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer, and (C) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

                  (e) The provisions of this Section 13 shall be applicable to a transaction described in subparagraphs (x), (y), and (z) of Section 13(a) regardless of the business form of the Principal Party (e.g., corporation, partnership, or other form). In the event that the Principal Party is an entity other than a corporation, the term "Common Stock," as used in reference to the Principal Party in this Section 13 or otherwise, shall be construed to refer to the equity securities or other equity interest having power to control or direct the management of, or representing the fundamental economic interest in, such Principal Party.

         14.  Fractional Rights and Fractional Shares.

                  (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board making a market in the Rights. If on any such date no such market maker is making a market in the Rights, then the fair value of the Rights on such date as determined in good faith by the Board shall be used.

                  (b) The Company shall not be required to issue fractions of shares of Common Stock (or other securities) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock (or other securities). In lieu of fractional shares of Common Stock (or other securities), the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock (or other securities). For purposes of this Section 14(b), the current market value of one share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise, and the current market value of any other securities shall be determined utilizing the principles of Section 11(d) hereof as applied by the Board in its sole discretion.

                  (c) The holders of Rights by the acceptance of the Rights expressly waive any right to receive any fractional Rights and/or any fractional shares upon exercise of a Right.

         15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to
Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

         16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

                  (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                  (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of
Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof. This Section 17 shall also apply to holders, as such, of Rights prior to the issuance of Rights Certificates.

          18.  Concerning the Rights Agent.

                  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any losses, expenses, claims, damages or liabilities, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and performance hereunder, including, without limitation, the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, and will promptly reimburse the Rights Agent for any legal or other expenses reasonably incurred in investigating or defending any such loss, expense, claim, damage or liability.

                  (b) The Rights Agent shall be protected by the indemnity provided by this Section 18 and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

         19. Merger or Consolidation or Change of Name of Rights Agent.

                  (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

                  (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (d) The Rights Agent shall not be under any responsibility in respect of the validity or legality of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or legality or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

                  (e) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (f) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable to the Company or the holder of any Rights Certificate or any shareholder of the Company for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                  (g) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (h) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

                  (i) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be, in the sole judgment of the Rights Agent, reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation or trust company organized and doing business under the laws of the United States or of the State of Georgia or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in either the State of Georgia or the State of New York), in good standing, having a principal office in either the State of Georgia or the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this
Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

         23.  Redemption and Termination.

                  (a) The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day (as such period may be extended pursuant to the provisions of Section 27 hereof) following the Stock Acquisition Date, or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), such Redemption Price to be payable in cash, shares of Common Stock (based on the "Current Market Price," as defined in Section 11(d) hereof, of the Common Stock at the time of redemption) or such other form of consideration as may be deemed appropriate by the Board; provided, however, if the Board authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing
Directors: (i) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (ii) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event unless, concurrent with such solicitation, such Person (or one or more of its Affiliates or Associates) is making a tender offer or exchange offer in compliance with Section 11(a)(ii)(B); provided further, however, that if following the occurrence of a Stock Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of 5% or less of the outstanding shares of Common Stock, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder and under subsection (b) of this Section 23 has expired.

                  (b) During the period commencing at the Close of Business on the tenth day following the Stock Acquisition Date and terminating on the earlier of (i) the occurrence of a Triggering Event and (ii) the Final Expiration Date, the Board may, at its option, redeem all but not less than all of the then outstanding Rights at the Redemption Price (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), provided that such redemption is incidental to a merger, consolidation or other business combination involving the Company or a reorganization or restructuring of the Company which a majority of the Continuing Directors shall determine to be in the best interests of the Company and its shareholders.

                  (c) Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

         24.  Exchange.

                  (a) The Board may, at its option and with the approval of at least a majority of the Continuing Directors, at any time after the occurrence of a Triggering Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

                  (b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

                  (c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such shares of Preferred Stock or fraction thereof.

                  (d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

         25.  Notice of Certain Events.

                  (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof and has been approved by the Board of Directors (including, following the earlier of (x) a Triggering Event and (y) the date on which a Person becomes an Acquiring Person, at least a majority of the Continuing Directors)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock, whichever shall be the earlier.

                  (b) In case any Triggering Event shall occur, then, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or
Section 13 hereof as applicable, and (ii) all references in the preceding paragraph to Common Stock shall, to the extent appropriate, also be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

26.      Notices.

                  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

         Immucor, Inc.
         3130 Gateway Drive
         Norcross, Georgia 30091
         Attention: Corporate Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

         EQUISERVE TRUST COMPANY, N.A.
         c/o EquiServe Limited Partnership
         150 Royall Street
         Canton, Massachusetts  02021
         Attention:  Client Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.      Supplements and Amendment.

         With the consent of the Rights Agent, this Agreement may be supplemented or amended at the times and for the purposes set forth below; provided, however, that no proposed supplement or amendment to this Agreement shall be effective unless (i) there are Continuing Directors and (ii) a majority of such Continuing Directors, at a meeting of Directors duly called and held, votes in favor of the adoption of such proposed supplement or amendment. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) subject to Section 31, a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of the common equity of the Company, including the holders of Rights. Upon the delivery of a certificate that is signed by a Continuing Director and which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

28.      Successors.

                  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29.      Determinations and Actions by the Board of Directors, Etc.

                  For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or the Continuing Directors to any liability to the holders of the Rights.

30. Benefits of this Agreement.

                  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

31.      Severability.

                  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

32.      Governing Law.

                  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

33.      Counterparts.

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

34.      Descriptive Headings.

         Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         35.      Establishment of Fund for Continuing Directors.

         The Board may, at any time it deems appropriate, establish or set aside one or more funds, whether in trust, escrow or otherwise (and regardless of whether such fund is combined with any other fund established or set aside by the Company), for the purpose of assuring that adequate resources are available to any Continuing Director in order to enable such Continuing Director to carry out his or her prescribed functions under this Agreement and to fulfill his or her fiduciary obligations to shareholders of the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date and year first above written.


                                                  IMMUCOR, INC.


                                                  By:    /s/ Edward L. Gallup

                                                  Name:   Edward L. Gallup
                                                  Title:  President



                                                   EQUISERVE TRUST COMPANY, N.A.


                                                  By:    /s/ Darlene M. DioDato

                                                  Name:   Darlene M. DioDato
                                                  Title:  Managing Director

                                    EXHIBIT A
                           Form of Rights Certificate

Certificate No. R-          _____________ Rights


NOT EXERCISABLE AFTER APRIL 20, 2009 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SHAREHOLDER RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1



                               Rights Certificate



                                  IMMUCOR, INC.

         This certifies that ____________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of April 16, 1999, as amended from time to time (the "Rights Agreement"), between IMMUCOR, Inc., a Georgia corporation (the "Company"), and EQUISERVE TRUST COMPANY, N.A. (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. Eastern Standard Time on April 20, 2009 (unless earlier redeemed by the Company as provided in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid, non-assessable share of Common Stock (the "Common Stock") of the Company, at a purchase price of $45.00 per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price shall be paid in cash. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of April 20, 1999, based on the Common Stock as constituted at such date.

         Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

         As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earlier of the Close of Business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. After the Expiration of the redemption period, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 5% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. In addition, the Company may redeem the Right's after the above ten day period and prior to a Triggering Event, incidental to a merger or other business combination involving the Company or reorganization or restructuring of the Company which the majority of "Continuing Directors" (as defined in the Rights Agreement) concurs is in the best interest of shareholders.

         No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or effective for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officer of the Company and its corporate seal.

Dated as of _______________ .

ATTEST:                           IMMUCOR, INC.



____________________________      By: _______________________
Secretary                              Title



                                  Countersigned:

                                  RIGHTS AGENT




                                  By:  Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered  holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto


                  (Please print name and address of transferee)


this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ___________________ .



Signature

Signature Guaranteed:

                                   Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [ ]is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:                                .




Signature



                                     NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise
                   Rights represented by the Rights Certificate.)

To:      IMMUCOR, INC.:

The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the number of shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number:


                         (Please print name and address)





If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:


                         (Please print name and address)

Dated:                      .




                                    Signature

Signature Guaranteed:

                                   Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ]did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                      .




Signature



                                     NOTICE

         The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.




--------
1 The portion of the legend in brackets shall be included only if applicable and shall replace the preceding sentence.

Exhibit 2

Dear Shareholder:

Your Board of Directors has voted to adopt a new shareholder' rights plan (the "Plan") pursuant to which the Company will distribute one new Common stock purchase right (a "Right") for each share of Immucor, Inc. Common Stock outstanding as of the close of business on April 20, 1999. Under the Plan, each shareholder of record as of that date will receive one Right for each share of Common Stock held. Initially, the Right will not be exercisable and will automatically trade with the Common Stock. Accordingly, separate Rights certificates will not be sent to you at this time.

The Plan and Rights are described in more detail in the attached Summary of Rights to Purchase Shares of Immucor, Inc. Common Stock.

Your Board of Directors is taking these actions to enhance shareholder value. The Plan requires that any potential acquirer seeking to obtain control of Immucor treat all Immucor shareholders fairly and equally and is expected to deter the use of any coercive tactics

The Board has been considering adopting the plan for several weeks. The Board is not aware of any actual effort to acquire control of Immucor. The timing of the effectiveness of this new rights plan coincides with the expiration of Immucor's existing rights plan. We believe that the current market price of Immucor, Inc. Common stock and the Company's prospects make the adoption of the plan prudent at this time.

The Plan and the Rights will not in any way affect the financial strength of Immucor or interfere with its ongoing business plans. Issuance of the Right has no dilutive effect, will not effect reported earnings per share, is not presently taxable to you and will not change the way in which you currently trade in Immucor Common Stock.

If you have any questions please call me at (770) 441-2051.

Sincerely



Edward L. Gallup
Chairman

cv

Exhibit 3

                   SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK

         On April 16, 1999 the Board of Directors of Immucor, Inc. (the "Company") declared a dividend of one common stock purchase right (a "Right") for each outstanding share of common stock of the Company (the "Common Stock"). The dividend is payable to holders of record at the close of business on April 20, 1999 (the "Record Date") of the Company's Common Stock, and with respect to Common Stock issued thereafter until the Distribution Date (defined below) and, in certain circumstances, with respect to Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one share of Common Stock (the "Common Stock") at a purchase price of $45.00 per share(the "Purchase Price"), subject to adjustment. A description of and the terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and EquiServe Trust Company, N.A. (the "Rights Agent"), dated as of April 16, 1999.

         The distribution of the Rights coincides with the expiration of similar common stock purchase rights more fully described in that certain Shareholder Rights Plan adopted by the Company on April 7, 1989, and which is an exhibit to the Company's 8-K filed with the Securities and Exchange Commission on September 15, 1992.

         Initially, the Rights will be attached to all certificates representing Common Stock then outstanding and no separate Right Certificates will be distributed. Also, the Rights initially will not be tradable separate from the Common Stock. The Rights will become exercisable and will separate from the Common Stock upon the earlier of (i) ten days after a Person or group of affiliated Persons acquire ownership of 20% or more of the outstanding Common Stock (unless such acquisition is approved by the Board of Directors); or (ii) ten business days after a tender offer or an announcement of an intention to make a tender offer that would result in a Person or group owning 20% or more of the outstanding Common Stock. At such time, separate Rights Certificates shall be distributed (the "Distribution Date"). A Person or group who acquires 20% or more of the Common Stock without the approval of the Board of Directors is referred to as an "Acquiring Person".

         Until the Distribution Date (or until the Board of Directors redeems the Rights or the Rights expire), (i) the Rights will be evidenced by the Common Share certificates and will be transferred with and only with such Common Share certificates, (ii) new Common Share certificates issued after the Record Date will contain a legend referencing the Rights Agreement, and (iii) the surrender or transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 20, 2009, unless earlier redeemed or exchanged by the Company as described below. As soon as practicable after the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and thereafter the separate Right Certificates alone will evidence the Rights.

         In the event any Person becomes an Acquiring Person (except with the approval of the Board of Directors, and except (in certain circumstances) for persons who inadvertently become Acquiring Persons), each holder of a Right will thereafter have the right to receive, upon exercise, an amount of Common Stock having a value equal to two times the Purchase Price. Further, after any Person becomes an Acquiring Person, in the event (i) the Company consolidates, or merges with the Acquiring Person, and the Company is not the surviving corporation, (ii) an Acquiring Person engages in a share exchange, consolidation or merger with the Company where the Company is the surviving corporation, or
(iii) 50% or more of the Company's assets or earning power is sold or transferred in a single transaction or series of transactions, then each holder of a Right will thereafter have the right to receive, upon exercise, common stock of the Acquiring Person having a value equal to two times the Purchase Price. The events set forth in this paragraph are referred to as the "Triggering Events." However, following the occurrence of any Triggering Event, all Rights that are owned by any Acquiring Person will be null and void, and the Acquiring Person will have no right to purchase Common Stock thereunder or to receive any securities or other property of an Acquiring Person; and any such Rights shall remain null and void, even if transferred to a person who is not an Acquiring Person.

         The number of Rights outstanding, the Purchase Price payable and the amount of Common Stock issuable upon exercise of the Rights are subject to adjustments from time to time to prevent dilution in the event of certain changes in the shares of the Company, such as a stock split. The Company may determine not to issue fractional shares, and in lieu thereof, an adjustment in cash (or other property) will be made based on the market value of the Common Stock.

         In general, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (subject to adjustment), at any time the earlier to occur of (i) the close of business ten days following the date a Person first becomes an Acquiring Person or (ii) the expiration of the Rights. Immediately after the Board of Directors redeems the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

         At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the then outstanding and exercisable Rights (other than Rights owned by an Acquiring Person, which will have become null and void), in whole or in part, for Common Stock, each Right being exchangeable for one Common Share.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         With the consent of the Rights Agent, any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with other provisions contained in the Rights Agreement, (iii) shorten or lengthen any time periods under the Rights Agreement (except to make the Rights redeemable at a time when they are not then redeemable), but generally only for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than the Acquiring Person and its Associates and Affiliates).

         Certain decisions involving the administration of the Rights and the Rights Agreement require both the existence continuing directors and the approval of at least a majority of such directors. Continuing directors are members of the board of directors who were directors prior to a Triggering Event or such time as a Person is deemed to be an Acquiring Person, and who continue as directors after such time.

         The Rights have certain anti-takeover effects. The Rights, if exercised, would cause substantial dilution to a Person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. Accordingly, the existence of the Rights may deter certain acquirors from making takeover proposals or tender offers. However, the Rights Agreement is designed to help ensure that the Company's shareholders receive fair and equal treatment in the event of any proposed takeover of the Company, and that the Board of Directors has sufficient time to evaluate any proposed transaction and, if in the best interests of the Company, to explore alternative value-enhancing transactions. The dividend of the Rights is not in response to any specific takeover threat or proposal.

         Until separate Rights Certificates are issued, a copy of the Rights Agreement will be available to registered holders of the Common Stock upon written request free of charge from the Company. After the Rights Certificates are issued, a copy of the Rights Agreement will be filed with the Securities and Exchange Commission. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Exhibit 4

FOR IMMEDIATE RELEASE                           CONTACT:       Edward L. Gallup
                                                               770-441-2051

                  Immucor, Inc. Adopts Stockholder Rights Plan

NORCROSS, GA - April 16, 1999 - Immucor, Inc. (NASDAQ/NM: BLUD], a leading provider of blood bank reagents and related products today announced that its Board of Directors adopted a Rights Agreement under which all stockholders of record as of the close of business on April 20, 1999 will receive rights to purchase additional shares of Immucor's Common Stock. The timing of the effectiveness of this new rights plan coincides with the expiration of Immucor's existing Rights Plan.

The new Rights Plan, which is similar to plans adopted by many other U.S. companies, is designed to enable Immucor stockholders to realize the full value of their investment and to provide for fair and equal treatment for all stockholders in the event that an unsolicited attempt is made to acquire Immucor. The adoption of the Rights Plan is intended as a means to guard against abusive takeover tactics and is not in response to any particular proposal.

The Rights will be distributed as a non-taxable dividend and will expire in ten years. The Rights will be exercisable only if a person acquires or makes an offer to acquire 20 percent or more of the Company's common stock without the approval of the Company's Board of Directors. If a person acquires 20 percent or more of Immucor's common stock without the approval of the Company's Board of Directors, then all rights holders except the buyer will have the right to buy Immucor common stock from Immucor at a discount. The effect is to discourage acquisitions of 20% or more of Immucor's common stock without negotiating directly with Immucor's Board of Directors.

The Rights will trade with Immucor's common stock, unless and until they are separated upon the occurrence of certain future events. Immucor's Board of Directors may redeem the rights at any time up to ten days after the time a person acquires more than 20 percent of Immucor's common stock.

Immucor manufactures and sells a complete line of reagents and systems used by hospitals, reference laboratories and donor centers to detect and identify certain properties of the cell and serum components of blood prior to transfusion. Founded in 1982, Immucor markets a complete family of automated instrumentation for all of our market segments.

For more information on Immucor, please visit the company's website at www.immucor.com.

                                       xxx